Exhibit 99.1

Kimberly-Clark Announces Preliminary Third Quarter 2026 Results and Provides Full Year 2026 Outlook Consistent with Previous Expectations

Final Third Quarter and Nine Months results to be Released November 5, 2026

DALLAS, October 15, 2026 – Kimberly-Clark Corporation (NASDAQ: KMB) (“Kimberly-Clark”), a core S&P 500 component, today provided estimated preliminary financial data for the three months ended September 30, 2026, on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.

Considering these preliminary results, Kimberly-Clark’s outlook for 2026 remains consistent with previous expectations; specifically:

•	2026 Organic Sales Growth to be approximately 100 basis points below its weighted average category growth in the categories and countries it competes. This primarily reflects realized and potential unfavorable impacts amounting to approximately 100 basis points at a total company level from previously disclosed China social media disruptions. Kimberly-Clark also noted that its weighted average category growth is now approximately 1.7 percent on a trailing 12-month basis.

•	Adjusted Operating Profit to grow mid-single digits on a constant-currency basis.

•	Adjusted Earnings per Share from Continuing Operations to grow high single digits on a constant-currency basis.

•	Adjusted Earnings per Share Attributable to Kimberly-Clark to see a low single digit decline on a constant-currency basis.

This outlook reflects assumptions subject to change given the macro environment. In addition, this outlook excludes the impact of any potential acquisitions, including Kimberly-Clark’s previously announced pending acquisition of Kenvue Inc. (the “Kenvue Acquisition”), divestitures and other items that have not yet been identified and quantified.

Kimberly-Clark will issue its final third quarter 2026 results on Thursday, November 5. A press release and supplemental materials will be issued at approximately 6:30 a.m. EST.

Kimberly-Clark management will then host a live Q&A session with analysts beginning at 8:00 a.m. EST.

The earnings release, supplemental materials, and Kimberly-Clark’s Q&A session can be accessed at the Investor Relations section of the Kimberly-Clark website. A replay of the webcast will be available following the event through the same website.

About Kimberly-Clark

Kimberly-Clark (NASDAQ: KMB) and its trusted brands are an indispensable part of life for people in more than 175 countries and territories. Our portfolio of brands, including Huggies, Kleenex, Scott, Kotex, Cottonelle, Poise, Depend, Pull-Ups, Goodnites, Intimus, Plenitud, Sweety, Softex, Viva and WypAll, hold No. 1 or No. 2 share positions in approximately 70 countries. Our company’s purpose is to deliver Better Care for a Better World. We are committed to using sustainable practices designed to support a healthy planet, build strong communities, and enable our business to thrive for decades to come. The KMB stock is a large cap growth and value stock and core S&P 500 equity held by more than 400 Exchange Traded Funds. Kimberly-Clark is considered a dividend aristocrat, having paid a cash dividend to shareholders for 92 consecutive years and increased its dividend for 54 consecutive years. To keep up with the latest news and learn more about the company's more than 150-year history of innovation, visit the Kimberly-Clark website.

Kimberly-Clark Contacts

Investor Relations: Christopher Jakubik, CFA, KC.InvestorRelations@kcc.com

Media: Kyrsten Aspegren, media.relations@kcc.com

Non-GAAP Financial Information

This press release includes certain financial measures, such as Organic Sales Growth, Adjusted Operating Profit, Adjusted Earnings per Share from Continuing Operations, and Adjusted Earnings per Share Attributable to Kimberly-Clark, not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Unless specifically stated, all discussions regarding non-GAAP financial measures reflect results from our continuing operations for all periods presented.

We use these non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that we do not believe reflect our underlying and ongoing operations. We believe that presenting these non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating our results. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding U.S. GAAP financial measures and the reconciliation to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures.

These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures, and they should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items being excluded. We compensate for these limitations by using these non-GAAP financial measures as a supplement to the GAAP measures and by providing reconciliations of the non-GAAP and comparable GAAP financial measures.

The non-GAAP financial measures referenced in this press release are presented on a forward-looking basis. Kimberly-Clark does not provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures on a forward-looking basis because it is unable to predict certain adjustment items without unreasonable effort. Please note that these items could be material to Kimberly-Clark’s results calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Information

Certain matters contained in this press release, including expectations regarding our 2026 outlook and related guidance, including raw material, energy and other input costs, the anticipated charges and savings from the 2024 Transformation Initiative, cash flow and uses of cash, growth initiatives, innovations, marketing and other spending, net sales, anticipated currency rates and exchange risks, including the impact in Argentina and Türkiye, effective tax rate, contingencies and anticipated transactions of Kimberly-Clark, including dividends, share repurchases and pension contributions, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and are qualified by the inherent risks and uncertainties surrounding future expectations generally. There can be no assurance that these future events will occur as anticipated or that our results will be as estimated. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond our control. Forward-looking statements are based upon the expectations and beliefs of the management of Kimberly-Clark as of the date they were made and speak only as of the date they were made. We undertake no obligation to publicly update any forward-looking statements. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would,” the negative of these words, other terms of similar meaning or the use of future dates.

The assumptions used as a basis for the forward-looking statements include many estimates that, among other things, depend on the achievement of future cost savings and projected volume increases. In addition, many factors outside our control, including risks and uncertainties around the Kenvue Acquisition (including the risk that the anticipated benefits and synergies of the Kenvue Acquisition may not be realized when expected or at all, the terms and scope of the expected financing in connection with the Kenvue Acquisition may prove to be less favorable than currently expected, that the Kenvue Acquisition may not be completed in a timely manner or at all and the risk of litigation related to the Kenvue Acquisition), the International Family Care and Professional joint venture transaction with Suzano S.A. (including risks relating to the incurrence of significant transaction costs, adverse market reactions, regulatory or legal challenges and operational disruptions), risks that we are not able to realize the anticipated benefits of the 2024 Transformation Initiative (including risks related to disruptions to our business or operations or related to any delays in implementation), war in Ukraine (including the related responses of consumers, customers, and suppliers and sanctions issued by the U.S., the European Union, Russia or other countries), government trade or similar regulatory actions (including current and potential trade and tariff actions affecting the countries where we operate and the resulting negative impacts on our supply chain, commodity costs, and consumer spending), pandemics, epidemics, fluctuations in foreign currency exchange rates, the prices and availability of our raw materials, supply chain disruptions, disruptions in the capital and credit markets, counterparty defaults (including customers, suppliers and financial institutions with which we do business), failure to realize the expected benefits or synergies from our acquisition and disposition activity, impairment of goodwill and intangible assets and our projections of operating results and other factors that may affect our impairment testing, changes in customer preferences, severe weather conditions, regional instabilities and hostilities (including the war in Iran), potential competitive pressures on selling prices for our products, energy costs, general economic and political conditions globally and in the markets in which we do business, as well as our ability to maintain key customer relationships, could affect the realization of these estimates.

Additional information and factors concerning these risks, uncertainties and assumptions can be found in Kimberly-Clark’s filings with the SEC, including the risk factors discussed in Kimberly-Clark’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC. Forward-looking statements included herein are made only as of the date hereof and Kimberly-Clark undertakes no obligation to update any forward-looking statements, or any other information in this press release, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this press release are qualified in their entirety by this cautionary statement.